CONSENT AND ASSUMPTION AGREEMENT


          THIS CONSENT AND ASSUMPTION AGREEMENT is entered into as of December 10, 1993 by and among GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), MXM MORTGAGE CORP., a Delaware corporation ("Old Borrower"), MXM MORTGAGE L.P., a Delaware limited partnership ("New Borrower"), MAXXAM INC., a Delaware corporation, and MAXXAM GROUP INC., a Delaware corporation (MAXXAM Inc. and MAXXAM Group Inc. being herein together called "Guarantors"), on the following terms and conditions:


                                R E C I T A L S:


          A. Lender made a loan to Old Borrower in the principal amount of up to $132,670,000 (the "Loan"), governed by that Loan Agreement dated June 17, 1991 as amended by that Loan Increase, Extension and Modification Agreement (the "Increase Modification") dated
     December 30, 1992 between Lender and Old Borrower (as amended, the "Loan Agreement") between Old Borrower and Lender, and evidenced by that Promissory Note, dated June 17, 1992, in the stated principal amount of $115,200,000, executed by Old Borrower, bearing interest and being payable to the order of Lender as therein provided (the "Note"), as amended by that First Renewal, Extension and Modification Agreement (the "First Extension") dated as of June 17, 1992, between Lender and Old Borrower, and further amended by the Increase Modification; and further evidenced by that Increase Promissory Note dated December 30, 1992, in the stated principal amount of $17,470,000, executed by Old Borrower and payable to the order of Lender as therein provided (the "Increase Note"; the Original Note and the Increase Note being herein together called the "Note");

          B. The indebtedness evidenced by the Note is secured by, among other collateral, the following:

          (1) the following instruments styled First Deed of Trust and Security Agreement (collectively called the "First Deed of Trust"):

               (a) that First Deed of Trust and Security Agreement of even date with the Loan Agreement, executed by Borrower, recorded in Volume 5091, Page 0751, et seq., of the Official Public Records of Real Property of Bexar County, Texas, in Volume 91120, Page 2603, et seq., of the Deed of Trust Records of Dallas County, Texas, in Volume 3002, Page 1, et seq., of the Deed of Trust Records of Denton County, Texas, in Volume 2262, Page 494, et seq., of the Deed of Trust Records of Gregg County, Texas, under

     Film Code No. 037-12-1689 and corrected and refiled under Film Code No. ###-##-#### of the Official Public Records of Real Property of Harris County, Texas, in Volume 878, Page 805, et seq., of the Official Public Records of Hays County, Texas, in Volume 727, Page 416, et seq., of the Deed of Trust Records of Midland County, Texas, in Volume 10293, Page 1892, et seq., of the Deed of Trust Records of Tarrant County, Texas, in Volume 11462, Page 0662, et seq., of the Real Property Records of Travis County, Texas, and in Volume 2026, Page 871, et seq., of the Official Records of Williamson County, Texas,

               (b) that First Deed of Trust and Security Agreement dated October 18, 1991, executed by Borrower and recorded at Volume 5191, Page 1394, et seq., of the Official Public Records of Real Property of Bexar County, Texas;

               (c) that First Deed of Trust and Security Agreement dated November 5, 1991, executed by Borrower, filed for recording in the Office of the County Clerk of Harris County, Texas under Clerk's File No. N403252 and recorded at Film Code No. 006-52-1287, et seq., of the Official Public Records of Real Property of Harris County, Texas;

               (d) that First Deed of Trust and Security Agreement dated February 4, 1992, executed by Borrower, filed for recording in the Office of the County Clerk of Harris County, Texas under Clerk's File No. N527998 and recorded at Film Code No. 014-55-1789, et seq., of the Official Public Records of Real Property of Harris County, Texas;

               (e) that First Deed of Trust and Security Agreement dated June 2, 1992, executed by Borrower and recorded at Volume 10683, Page 2382, et seq., of the Deed of Trust Records of Tarrant County, Texas;


               (f) that First Deed of Trust and Security Agreement dated August 4, 1992, executed by Borrower, filed for recording in the Office of the County Clerk of Harris County, Texas under Clerk's File No. N803821 and recorded at Film Code No. 106-59-2987, et seq., of the Official Public Records of Real Property of Harris County, Texas; and

               (g) that First Deed of Trust and Security Agreement dated September 7, 1993, executed by Old Borrower, recorded at Volume 5792, Page 1933, et seq., of the Official Public Records of Real Property of Bexar County, Texas, filed for recording in the Office of the County Clerk of Harris County, Texas under Clerk's File No. P442690 and recorded at Film Code No. 169-55-3591, et seq., of the Official Public Records of Real Property of Harris County, Texas, and recorded at Volume 11231, Page 0137, et seq., of the Deed of Trust Records of Tarrant County, Texas;

               each such instrument encumbering the real and other property described therein (the "Real Property"); and

          (2) that Second Deed of Trust and Security Agreement dated December 30, 1992, executed by Old Borrower and recorded in Volume 5581, Page 1347, et seq., of the Real Property Records of Bexar County, Texas, in Volume 3455, Page 0496, et seq., of the Real Property Records of Denton County, Texas, in Volume 2475, Page 1, et seq., of the Real Property Records of Gregg County, Texas, at Clerk's File No. P101069 and Film Code No. 120-51-2685, et seq., of the Real Property Records of Harris County, Texas, in Volume 976, Page 272, et seq., of the Real Property Records of Hays County, Texas, in Volume 778, Page 175, et seq., of the Deed of Trust Records of Midland County, Texas, in Volume 10957, Page 2238, et seq., of the Real Property Records of Tarrant County, Texas, and in Volume 2261, Page 292, et seq., of the Real Property Records of Williamson County, Texas (the "Second Deed of Trust"; the First Deed of Trust and the Second Deed of Trust being herein collectively called the "Deed of Trust")

          (3) the following instruments styled Assignment of Rents and Leases (collectively called the "Rental Assignment"):

               (a) that Assignment of Rents and Leases dated of even date with the Loan Agreement, executed by Borrower and recorded in Volume 5091, Page 0826, et seq., of the Official Public Records of Real Property of Bexar County, Texas, in Volume 91120, Page 2678, et seq., of the Deed of Trust Records of Dallas County, Texas, in Volume 3002, Page 0076, et seq., of the Deed of Trust Records of Denton County, Texas, in Volume 2262, Page 568, et seq., of the Deed of Trust Records of Gregg County, Texas, under Film Code No. 037-12-1763 of the Official

     Public Records of Real Property of Harris County, Texas, in Volume 879, Page 1, et seq., of the Official Public Records of Hays County, Texas, in Volume 1085, Page 176, et seq., of the Deed Records of Midland County, Texas, in Volume 10293, Page 1967, et seq., of the Deed of Trust Records of Tarrant County, Texas, in Volume 11462, Page 0736, et seq., of the Real Property Records of Travis County, Texas, and in Volume 2026, Page 943, et seq., of the Official Records of Williamson County, Texas;

               (b) that Assignment of Rents and Leases dated October 18, 1991, executed by Borrower and recorded at Volume 5191, Page 1421, et seq., of the Official Public Records of Real Property of Bexar County, Texas;

               (c) that Assignment of Rents and Leases dated November 5, 1991, executed by Borrower, filed for recording in the Office of the County Clerk of Harris County, Texas under Clerk's File No. N403253 and recorded at Film Code No. 006-52-1312, et seq., of the Official Public Records of Real Property of Harris County, Texas;

               (d) that Assignment of Rents and Leases dated February 4, 1992, executed by Borrower, filed for recording in the Office of the County Clerk of Harris County, Texas under Clerk's File No. N527999 and recorded at Film Code No. 014-55-1816, et seq., of the Official Public Records of Real Property of Harris County, Texas;

               (e) that Assignment of Rents and Leases dated June 2, 1992, executed by Borrower and recorded at Volume 10684, Page 0004, et seq., of the Deed Records of Tarrant County, Texas;

               (f) that Assignment of Rents and Leases dated August 4, 1992, executed by Borrower, filed for recording in the Office of the County Clerk of Harris County, Texas under Clerk's File No. N803822 and recorded at Film Code No. 106-59-3015, et seq., of the Official Public Records of Real Property of Harris County, Texas; and

               (g) that Assignment of Rents and Leases dated September 7, 1993, executed by Old Borrower, recorded at Volume 5792, Page 1961, et seq., of the Official Public Records of Real Property of Bexar County, Texas, filed for recording in the Office of the County Clerk of Harris County, Texas under Clerk's File No. P442691, and recorded at Film Code No. ###-##-####, et seq., of the Official Public Records of Real Property of Harris County, Texas, and recorded at Volume 11231, Page 0179, et seq., of the Deed Records of Tarrant County, Texas;

          (4) that Security Agreement and Pledge of Mortgage Loans and Mortgage Loan Documents (the "Mortgage Pledge Agreement") of even date with the Loan Agreement executed by Borrower and Lender and pledging to Lender, as security for the Loan, certain mortgage loans (the "Mortgage Loans"), as amended by the First Extension and the Increase Modification; and

          (5) that Unconditional Guarantee of Payment and Performance (the "Guaranty") dated June 17, 1991, executed by Guarantors, guaranteeing the payment and performance of the indebtedness and obligations of Borrower under the Loan;

          C. The Loan Agreement, the Notes, the Deed of Trust, the Rental Assignment, the Mortgage Pledge Agreement, the Guaranty, and all other documents evidencing, governing, guaranteeing, securing, or otherwise pertaining to the Loan (collectively, the "Loan Documents") have been modified and amended under the First Extension which is recorded in Volume 5465, Page 0671, et seq., of the Real Property Records of Bexar County, Texas, in Volume 92197, Page 6394, et seq., of the Real Property Records of Dallas County, Texas, in Volume 3346, Page 0215, et seq., of the Real Property Records of Denton County, Texas, in Volume 2426, Page 340, of the Real Property Records of Gregg County, Texas, in Film Code No. 111-43-2705, et seq., of the Real Property Records of Harris County, Texas, in Volume 952, Page 336, et seq., of the Real Property Records of Hays County, Texas, in Volume 767, Page 1, et seq., of the Real Property Records of Midland County, Texas, in Volume 10803, Page 0100, et seq., of the Real Property Records of Tarrant County, Texas, in Volume 11787, Page 1482, et seq., of the Real Property Records of Travis County, Texas, and in Volume 2201, Page 085, et seq., of the Real Property Records of Williamson County, Texas, and under the Increase Modification which is recorded at Volume 5581, Page 1386, et seq., of the Real Property Records of Bexar County, Texas, in Volume 3455, Page 0444, et seq., of the Real Property Records of Denton County, Texas, in Volume 2474, Page 598, et seq., of the Real Property Records of Gregg County, Texas, under Clerk's File No. P101068, Film Code No. 120-51-2633, et seq., of the Real Property Records of Harris County, Texas, in Volume 976, Page 221, et seq., of the Real Property Records of Hays County, Texas, in Volume 778, Page 125, et seq., of the Real Property Records of Midland County, Texas, in Volume 10957, Page

     2186, et seq., of the Real Property Records of Tarrant County, Texas, and in Volume 2281, Page 241, et seq., of the Real Property Records of Williamson County, Texas;

          D. In connection with the Loan, Old Borrower and Guarantors executed and delivered to Lender that Hazardous Substances Indemnity Agreement and that Special Hazardous Substances Indemnity Agreement of even date with the Loan Agreement (together, the "Enviromental Indemnity");

          E. Old Borrower has agreed to convey, transfer, and assign the Real Property, the Mortgage Loans, and its interest in the Loan Agreement and the other Loan Documents to New Borrower and New Borrower has agreed to accept such conveyance, transfer, and assignment subject to the consent of Lender, which consent is required in order that the conveyance, transfer and assignment of the Real Property, the Mortgage Loans, and the interest of Old Borrower in the Loan Agreement and the other Loan Documents to New Borrower will not be an Event of Default under Section 2.01(h) of the Deed of Trust or
     Section 10.5 of the Mortgage Pledge Agreement, or a violation of
     Section 4.19 of the Loan Agreement, or a default or breach of any other provision of any of the Loan Documents;

          F. Old Borrower and New Borrower have requested that Lender consent to the conveyance, assignment and transfer of the Property and the interest of Old Borrower in the Loan Agreement and the other Loan Documents to Old Borrower and the assumption by New Borrower of all of Old Borrower's obligations to Lender under the Loan Documents, and Lender has agreed to issue its consent subject to the terms and conditions set forth below:


                             CONSENT AND ASSUMPTION:


          NOW, THEREFORE, for the premises considered, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Old Borrower, New Borrower, and
     Guarantors agree as follows:

          1. New Borrower hereby assumes and agrees to pay and perform all the obligations of Old Borrower under and pursuant to the Loan Agreement, the Note, the Deed of Trust, the Mortgage Pledge Agreement, the Assignment, and all other Loan Documents, and New Borrower and Lender agree that all references in the Loan Agreement, the Note, or the Environmental Indemnity to "Borrower," all references in the Deed of Trust to "Grantor," all references in the Assignment to "Assignor," all references in the Mortgage Pledge Agreement to "Debtor," and all other references in the Loan Documents to Old Borrower shall hereafter refer and relate to New Borrower.

          2. New Borrower agrees to execute such Uniform Commercial Code financing statements, change forms and continuation statements and other documents as Lender, in its sole discretion, deems necessary to maintain and continue the perfection and priority of the liens and security interests under the Loan Documents.

          3. Lender hereby consents to the conveyance, transfers and assignments of the Real Property, the Mortgage Loans, and the interests of Old Borrower in the Loan Agreement to New Borrower, and Lender acknowledges and confirms that such conveyance, transfer and assignment shall not constitute an Event of Default under the Loan Agreement, the Deed of Trust, the Mortgage Pledge Agreement, or any of the other Loan Documents.

          4. Old Borrower and New Borrower agree to pay all costs incurred in the execution and consummation of this Agreement, including but not limited to, all recording costs, the reasonable fees and actual expenses of Lender's legal counsel, premiums for endorsements requested by Lender to the Mortgagee Policy(ies) of Title Insurance insuring the validity and priority of the Deed of Trust, the Mortgage Pledge Agreement, and the other Loan Documents, as required by Lender in connection with this Agreement.

          5. Old Borrower joins in this Agreement for the purpose of consenting hereto and agreeing to be bound hereby, and, in particular, agreeing to the terms of Section 4 of this agreement.

          6. Guarantors join in the execution of this Agreement for purposes of consenting hereto, agreeing to be bound hereby and confirming that the Guaranty and the Environmental Indemnity remain in full force and effect notwithstanding the transfer of the Real Property and the Mortgage Loans to New Borrower and notwithstanding this Agreement, and further agreeing that the Guaranty does and shall guarantee the obligations of New Borrower under the Loan Documents in accordance with its terms.

          7. As modified by the First Extension and the Increase Modification, and as modified hereby, all of the terms and conditions of the Loan Agreement, the Note, the Deed of Trust, the Mortgage Pledge Agreement, the Assignment, the Environmental Indemnity, and all other Loan Documents shall remain in full force and effect.

          EXECUTED as of the date and year first above written.

     GECC:                    GENERAL ELECTRIC CAPITAL CORPORATION,
                         a New York corporation


                         By:
                            Ty Albright, Project Manager

     New Borrower:       MXM MORTGAGE L.P.,
                         a Delaware limited partnership

                         By:  MXM GENERAL PARTNER, INC.,
                              a Delaware corporation,
                              General Partner


                              By:
                                 Erik Eriksson, Jr., Vice President

     Old Borrower:       MXM MORTGAGE CORP.,
                         a Delaware corporation


                         By:
                            Erik Eriksson, Jr., Vice President


     Guarantors:              MAXXAM INC.,
                         a Delaware corporation


                         By:
                            Byron L. Wade, Vice President,
                            Secretary and Deputy General Counsel


                         MAXXAM GROUP INC.,
                         a Delaware corporation


                         By:
                            Byron L. Wade, Vice President,
                            Secretary and Deputy General Counsel

     STATE  OF  TEXAS

     COUNTY OF DALLAS

          This instrument was acknowledged before me this _____ day of December, 1993, by TY ALBRIGHT, Project Manager of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, on behalf of said corporation.


     (S E A L)
                              Notary Public in and for
                              the State of Texas


                              Printed/Typed Name of Notary

                              My Commission Expires:



     STATE  OF  TEXAS

     COUNTY OF HARRIS

          This instrument was acknowledged before me this _____ day of December, 1993 by ERIK ERIKSSON, JR., Vice President of MXM GENERAL PARTNER, INC., a Delaware corporation and General Partner of MXM MORTGAGE L.P., a Delaware limited partnership, on behalf of said corporation and said limited partnership.


     (S E A L)
                              Notary Public in and for
                              the State of Texas


                              Printed/Typed Name of Notary

                              My Commission Expires:

     STATE  OF  TEXAS

     COUNTY OF HARRIS

          This instrument was acknowledged before me this _____ day of December, 1993, by ERIK ERIKSSON, JR., Vice President of MXM MORTGAGE CORP., a Delaware corporation, on behalf of said corporation.


     (S E A L)
                              Notary Public in and for
                              the State of Texas


                              Printed/Typed Name of Notary

                              My Commission Expires:




     STATE  OF  TEXAS

     COUNTY OF HARRIS

          This instrument was acknowledged before me this _____ day of December, 1993, by BYRON L. WADE, Vice President, Secretary and Deputy General Counsel of MAXXAM INC., a Delaware corporation, on behalf of said corporation.


     (S E A L)
                              Notary Public in and for
                              the State of Texas


                              Printed/Typed Name of Notary

                              My Commission Expires:

     STATE  OF  TEXAS

     COUNTY OF HARRIS

          This instrument was acknowledged before me this _____ day of December, 1993, by BYRON L. WADE, Vice President, Secretary and Deputy General Counsel of MAXXAM GROUP INC., a Delaware corporation, on behalf of said corporation.


     (S E A L)
                              Notary Public in and for
                              the State of Texas


                              Printed/Typed Name of Notary

                              My Commission Expires: